UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288

Franklin Strategic Mortgage Portfolio

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter
March 31, 2019

Franklin Strategic Mortgage Portfolio

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended March 31, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade, geopolitical stress and a partial government shutdown. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% at the start of the period to 2.50% by period-end. In March, the Fed kept its key interest rate unchanged and signaled no rate hikes in 2019 based on a more modest economic outlook. The 10-year U.S. Treasury yield began the period at 3.05% and decreased to 2.41% at period-end. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +4.63% return.1

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Strategic Mortgage Portfolio’s semiannual report includes more detail about prevailing conditions and a

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Sonal Desai, Ph.D.

Executive Vice President, Chief Investment Officer

Franklin Templeton Fixed Income Group

This letter reflects our analysis and opinions as of March 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Strategic Mortgage Portfolio

This semiannual report for Franklin Strategic Mortgage

Portfolio covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.1

Performance Overview

For the six months ended March 31, 2019, the Fund’s Class A shares posted a +3.91% total return. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index, which measures the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, posted a +4.30% total return.2 In comparison, the Fund’s secondary benchmark, the FTSE US Broad Investment-Grade Bond Index (USBIG®) Mortgage Index, which tracks the performance of 30- and 15-year Ginnie Mae, Fannie Mae and Freddie Mac securities, as well as Fannie Mae and Freddie Mac balloon mortgages, posted a +4.30% total return.2 The Lipper U.S. Mortgage Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in mortgages and securities issued or guaranteed by the U.S. government and certain federal agencies, posted a +3.85% total return.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the six-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, business investment, exports, government spending and inventory investment was partly offset by a decrease in housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate increased

1. Guarantees of timely payment of principal and interest do not apply to the market prices and yield of the security or to the net asset value or performance of the Fund. Ginnie Mae pass-through securities are backed by the full faith and credit of the U.S. government. Although U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the six months ended 3/31/19, this category consisted of 129 funds. Lipper calculations do not include sales charges or subsidization by a fund’s manager. The Fund’s performance relative to the average might have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

from 3.7% in September 2018 to 3.8% at period-end.4 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.3% in September 2018 to 1.9% at period-end.4

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hikes in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs during the period’s first half amid investor concerns about higher inflation and the Fed’s interest-rate path. Several better-than-expected U.S. economic reports and optimism surrounding trade talks between the U.S. and China also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political unease in Italy, political uncertainties in the U.S., U.S. trade disputes with China and other trading partners, slowing domestic and global economic growth, and the Fed’s indications of a cautious approach to its monetary policy decisions. Overall, the 10-year Treasury yield declined from 3.05% at the beginning of the period to 2.41% at period-end.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.1 These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may purchase or sell mortgage securities on a delayed-delivery or forward commitment basis through the “to-be-announced” (TBA) market. We may also invest in other types of mortgage securities that may be issued by private issuers, including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), credit risk transfer securities, home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities. The Fund may invest up to 15% of its net assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities. In addition, the Fund may invest up to 20% of its net assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by Standard & Poor’s, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls. The Fund may invest a small portion of its assets directly in whole mortgage loans.

Dividend Distributions*

10/1/18–3/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
October	2.5689	2.7699	2.2486	2.8541	2.7671
November	2.5604	2.7437	2.2686	2.8184	2.7397
December	3.1824	3.3739	2.8960	3.4504	3.3688
January	2.4847	2.6770	2.1793	2.7559	2.6731
February	2.4776	2.6527	2.2011	2.7441	2.6487
March	2.3148	2.4962	2.0348	2.5914	2.4925
Total	15.5888	16.7134	13.8284	17.2143	16.6899

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

For the Bloomberg Barclays indexes related to the Fund, total returns were positive, but most sectors could not keep up with the performance of Treasuries. The CMBS market overall led excess returns and outpaced Treasuries. In contrast, the Freddie Mac, Fannie Mae, MBS, non-agency residential mortgage-backed securities (RMBS) and Ginnie Mae markets had negative excess returns and underperformed Treasuries.

During the period, MBS fundamentals remained supportive and the prepayment outlook continued to appear fairly benign to us. We believe the fundamentals of the housing market, while slowing, remain strong, and that we will continue to see a trend

4. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

of positive but slowing home price appreciation as we have witnessed over the past several years. The extended period of low mortgage rates led to a compressed coupon stack (investable coupons that trade in the market) within the mortgage universe. In the current environment, many qualified homeowners have already refinanced, and with rising mortgage rates there is less economic incentive to refinance, leaving less than 10% of the existing universe refinanceable. Amid this fundamental backdrop, technical factors, such as day count, have a more meaningful impact on prepayment speed increases or decreases on a monthly basis. We believe housing activity will seasonally increase, though prepayments will remain largely rate directional. During the second quarter of 2019, we expect minimal participation from the Fed with Agency MBS purchases limited to $300 million per month, for operational readiness purposes, as part of the balance sheet normalization plan. The Fed’s balance sheet normalization program is expected to add $196 billion worth of supply for 2019. This excess supply will need to be absorbed primarily by money managers, banks and overseas investors. Spreads are expected to widen in the coming months due to technical reasons, driven by an increase in the supply of bonds due to reduced purchases from the Fed’s balance sheet normalization plan coupled with the seasonal purchases in the spring and summer months.

We remain favorable on the U.S. housing market and expect U.S. home price appreciation to be in the 3%-4% range for 2019. Our view is primarily based on historical low housing inventories. Inventories may take a while to reach critical level and pose a headwind to home prices, given the rising labor, material and land costs. Demand remains fairly strong, largely due to low unemployment, steady wage growth and a large demographic of millennials seeking homeownership. We believe these factors should continue to support U.S. home prices over the intermediate term. Affordability has deteriorated as the median home price and mortgage rate continue to rise, but it is still around the long-term average. Rates have fallen since November 2018 and should help improve affordability.

In terms of our sector allocation, we maintained our largest allocations in agency MBS, but we continued to hold an underweighted position in the sector relative to the benchmark as we believe there are better opportunities in the non-agency sectors. Within the agency MBS sector, our allocation was heaviest in Freddie Mac and Fannie Mae securities, but we increased allocation to GNMA II securities over the period. Across the coupon stack, our heaviest allocations are in the 3.5% through 4.5% coupons. We increased our allocation to 3.0% and 4.5% and coupon securities, while reducing our exposure to 3.5% and 4.0% MBS. We were overweighted in the CMBS sector relative to the benchmark, but reduced exposure over the period. We prefer to remain at the top of the capital structure as commercial real estate (CRE) prices have surpassed pre-financial crisis levels, effective rents are slowing, and vacancies are on the rise. With CRE fundamentals in the latter part of their credit cycle, we prefer to maintain a bias toward short-duration and up the capital structure. We were overweighted in the RMBS sector relative to the benchmark, and in our allocations, we favor post-crisis bonds over legacy positions with our largest allocations in credit risk transfer securities, followed by reperforming loans, where we believe both fundamental and technical forces remain positive.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok

David Yuen, CFA, FRM

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Performance Summary as of March 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4,5

6-Month	+3.91%		-0.01%

1-Year	+3.70%		-0.14%

5-Year	+11.95%		+1.49%

10-Year	+56.05%		+4.15%

Advisor[6]

6-Month	+3.93%		+3.93%

1-Year	+3.84%		+3.84%

5-Year	+13.22%		+2.51%

10-Year	+59.91%		+4.81%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with fee waiver)	(without fee waiver)

A	3.08%	3.48%	3.17%

Advisor	3.45%	3.88%	3.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income

A	$0.155888

A1	$0.167134

C	$0.138284

R6	$0.172143

Advisor	$0.166899

Total Annual Operating Expenses9

Share Class	With Fee Waiver	Without Fee Waiver

A	1.01%	1.21%

Advisor	0.76%	0.96%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The fund may be affected by issuers that fail to make interest payments and repay principal when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Performance quotations for Class A shares reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on Class A1 performance and including the Class A Rule 12b-1 fee, and (b) for periods after 2/1/12, actual Class A performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Class A shares were +15.85% and +2.08%.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Effective 2/1/12, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 fee. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on the Fund’s oldest share class, Class A1, excluding the effect of its maximum initial sales charge; and (b) for periods after 2/1/12, actual Advisor Class performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.41% and +2.86%.

7. Distribution rate is based on an annualization of the sum of distributions per share for the 30 days of March and the maximum offering price (NAV for Advisor Class) on 3/31/19.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/191,[2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,039.10	$5.08	$1,019.95	$5.04	1.00%
A1	$1,000	$1,039.30	$3.81	$1,021.19	$3.78	0.75%
C	$1,000	$1,037.10	$7.11	$1,017.95	$7.04	1.40%
R6	$1,000	$1,039.90	$3.20	$1,021.79	$3.18	0.63%
Advisor	$1,000	$1,039.30	$3.81	$1,021.19	$3.78	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Highlights

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Income from investment operations[a]:

Net investment income	0.140	0.243 [b]	0.147	0.144	0.185	0.249

Net realized and unrealized gains (losses)	0.206	(0.359)	(0.106)	0.135	0.088	0.218

Total from investment operations	0.346	(0.116)	0.041	0.279	0.273	0.467

Less distributions from:

Net investment income	(0.156)	(0.294)	(0.267)	(0.199)	(0.213)	(0.407)

Tax return of capital	—	—	(0.004)	—	—	—

Total distributions	(0.156)	(0.294)	(0.271)	(0.199)	(0.213)	(0.407)

Net asset value, end of period	$ 9.12	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Total return[c]	3.91%	(1.25)%	0.45%	2.98%	2.91%	5.09%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.32%	1.21%	1.17%	1.00%	1.01%	1.06%

Expenses net of waiver and payments by affiliates	1.00% [e]	1.06% [e]	1.16% [e]	0.99% [e]	1.01% [f]	1.06% [f]

Net investment income	3.13%	2.67%	1.82%	1.47%	1.84%	2.37%

Supplemental data

Net assets, end of period (000’s)	$17,181	$16,303	$21,143	$34,191	$26,328	$9,920

Portfolio turnover rate	133.04%	243.65%	244.09%	551.77%	614.11%	514.95%

Portfolio turnover rate excluding mortgage dollar rolls[g]	81.40%	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.94	$ 9.35	$ 9.58	$ 9.49	$ 9.44	$ 9.38

Income from investment operations[a]:

Net investment income	0.150	0.268 [b]	0.177	0.160	0.197	0.232

Net realized and unrealized gains (losses)	0.197	(0.360)	(0.113)	0.153	0.090	0.259

Total from investment operations	0.347	(0.092)	0.064	0.313	0.287	0.491

Less distributions from:

Net investment income	(0.167)	(0.318)	(0.289)	(0.223)	(0.237)	(0.431)

Tax return of capital	—	—	(0.005)	—	—	—

Total distributions	(0.167)	(0.318)	(0.294)	(0.223)	(0.237)	(0.431)

Net asset value, end of period	$ 9.12	$ 8.94	$ 9.35	$ 9.58	$ 9.49	$ 9.44

Total return[c]	3.93%	(1.00)%	0.70%	3.34%	3.06%	5.35%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.07%	0.96%	0.92%	0.75%	0.76%	0.81%

Expenses net of waiver and payments by affiliates	0.75% [e]	0.81% [e]	0.91% [e]	0.74% [e]	0.76% [f]	0.81% [f]

Net investment income	3.38%	2.92%	2.07%	1.72%	2.09%	2.62%

Supplemental data

Net assets, end of period (000’s)	$30,827	$32,802	$40,844	$53,432	$59,352	$64,325

Portfolio turnover rate	133.04%	243.65%	244.09%	551.77%	614.11%	514.95%

Portfolio turnover rate excluding mortgage dollar rolls[g]	81.40%	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Income from investment operations[a]:

Net investment income	0.123	0.207 [b]	0.112	0.112	0.142	0.207

Net realized and unrealized gains (losses)	0.205	(0.359)	(0.109)	0.130	0.093	0.223

Total from investment operations	0.328	(0.152)	0.003	0.242	0.235	0.430

Less distributions from:

Net investment income	(0.138)	(0.258)	(0.229)	(0.162)	(0.175)	(0.370)

Tax return of capital	—	—	(0.004)	—	—	—

Total distributions	(0.138)	(0.258)	(0.233)	(0.162)	(0.175)	(0.370)

Net asset value, end of period	$ 9.12	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Total return[c]	3.71%	(1.64)%	0.06%	2.57%	2.51%	4.68%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.72%	1.61%	1.57%	1.40%	1.41%	1.46%

Expenses net of waiver and payments by affiliates	1.40% [e]	1.46% [e]	1.56% [e]	1.39% [e]	1.41% [f]	1.46% [f]

Net investment income	2.73%	2.27%	1.42%	1.07%	1.44%	1.97%

Supplemental data

Net assets, end of period (000’s)	$3,871	$4,513	$6,308	$9,468	$4,067	$2,409

Portfolio turnover rate	133.04%	243.65%	244.09%	551.77%	614.11%	514.95%

Portfolio turnover rate excluding mortgage dollar rolls[g]	81.40%	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2019 (unaudited)
		Year Ended September 30,
		2018	2017[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.92	$ 9.33	$ 9.38

Income from investment operations[b]:

Net investment income	0.156	0.282[c]	0.003
Net realized and unrealized gains (losses)	0.196	(0.363)	(0.002)

Total from investment operations	0.352	(0.081)	0.001

Less distributions from:

Net investment income	(0.172)	(0.329)	(0.050)

Tax return of capital	—	—	(0.001)

Total distributions	(0.172)	(0.329)	(0.051)

Net asset value, end of period	$ 9.10	$ 8.92	$ 9.33

Total return[d]	3.99%	(0.87)%	0.01%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.08%	1.01%	1.83%

Expenses net of waiver and payments by affiliates	0.63%[f]	0.69%[f]	0.75%[f]

Net investment income	3.50%	3.04%	2.23%

Supplemental data

Net assets, end of period (000’s)	$440	$432	$5

Portfolio turnover rate	133.04%	243.65%	244.09%

Portfolio turnover rate excluding mortgage dollar rolls[g]	81.40%	153.69%	111.62%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2019 (unaudited)
		Year Ended September 30,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.93	$ 9.33	$ 9.57	$ 9.48	$ 9.43	$ 9.37

Income from investment operations[a]:

Net investment income	0.147	0.268[b]	0.187	0.146	0.199	0.371

Net realized and unrealized gains (losses)	0.200	(0.351)	(0.133)	0.166	0.087	0.119

Total from investment operations	0.347	(0.083)	0.054	0.312	0.286	0.490

Less distributions from:

Net investment income	(0.167)	(0.317)	(0.289)	(0.222)	(0.236)	(0.430)

Tax return of capital	—	—	(0.005)	—	—	—

Total distributions	(0.167)	(0.317)	(0.294)	(0.222)	(0.236)	(0.430)

Net asset value, end of period	$ 9.11	$ 8.93	$ 9.33	$ 9.57	$ 9.48	$ 9.43

Total return[c]	3.93%	(1.00)%	0.70%	3.34%	3.06%	5.35%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.07%	0.96%	0.92%	0.75%	0.76%	0.81%

Expenses net of waiver and payments by affiliates	0.75%[e]	0.81%[e]	0.91%[e]	0.74%[e]	0.76%[f]	0.81%[f]

Net investment income	3.38%	2.92%	2.07%	1.72%	2.09%	2.62%

Supplemental data

Net assets, end of period (000’s)	$9,721	$6,574	$7,632	$8,264	$12,651	$9,049

Portfolio turnover rate	133.04%	243.65%	244.09%	551.77%	614.11%	514.95%

Portfolio turnover rate excluding mortgage dollar rolls[g]	81.40%	153.69%	111.62%	185.40%	172.54%	133.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments, March 31, 2019 (unaudited)

	Principal Amount*	Value

Corporate Bonds 0.2%
Insurance Brokers 0.0%†
[a] Ambac Assurance Corp., Subordinated Note, 144A, 5.10%,6/07/20	$237	$334
[a,b] Ambac LSNI LLC, senior note, first lien, 144A, FRN, 7.803%, (3-month USD LIBOR + 5.00%), 2/12/23 (Cayman Islands)	1,020	1,031

Real Estate Services 0.2%
American Homes 4 Rent LP, senior bond, 4.25%,2/15/28	100,000	99,156

Total Corporate Bonds (Cost $100,790)		100,521

U.S. Government and Agency Securities 0.7%
U.S. Treasury Bond,
4.75%, 2/15/37	225,000	295,770
4.25%, 11/15/40	131,000	164,464

Total U.S. Government and Agency Securities (Cost $477,229)		460,234

Asset-Backed Securities and Commercial Mortgage-Backed Securities 28.4%
Finance 28.4%
[c] American Home Mortgage Investment Trust, 2005-1, 6A, FRN, 4.704%, (6-month USD LIBOR + 2.00%), 6/25/45	96,618	97,834
[a] American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	149,501	151,499
[a,d,e] Anthracite Ltd., 2004-HY1A, E, 144A, 7.147%, 6/20/41	1,598,000	6,392
[f,g] Bank, 2018-BN13, XA, IO, FRN, 0.52%, 8/15/61	2,510,564	88,285
[c] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 3.366%, (1-month USD LIBOR + 0.88%), 11/25/34	19,032	19,014
[a,c] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 4.086%, (1-month USD LIBOR + 1.60%), 4/25/28 (Bermuda)	170,000	170,770
[a,f] BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 3.234%, 11/15/35	114,488	114,288
[a] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	185,003	183,594
[a,f] CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	177,624	180,810
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	230,000	233,762
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	54,560	52,855
[a,f] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	28,004	27,746
[f] Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.614%, 7/10/38	120,000	109,177
2006-GG7, AM, FRN, 5.614%, 7/10/38	54,472	54,848
[f] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	304,591	329,441
Conseco Financial Corp., 1998-6, A8, 6.66%, 6/01/30	96,597	100,392
[a] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	355,752	358,406
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	430,000	442,000
[a,f] CSMC, 2009-15R, 3A1, 144A, FRN, 5.102%, 3/26/36	17,713	17,861
[a,f] CSMC Trust, 2014-OAK1, 1A1, 144A, FRN, 3.00%, 11/25/29	117,949	116,925
[c] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 3.236%, (1-month USD LIBOR + 0.75%), 3/25/34	65,292	65,684
FHLMC Structured Agency Credit Risk Debt Notes,
[c] 2013-DN2, M2, FRN, 6.736%, (1-month USD LIBOR + 4.25%), 11/25/23	220,759	241,279
[c] 2014-DN3, M3, FRN, 6.486%, (1-month USD LIBOR + 4.00%), 8/25/24	192,525	208,641
[c] 2014-DN4, M3, FRN, 7.036%, (1-month USD LIBOR + 4.55%), 10/25/24	178,511	196,325
[c] 2014-HQ1, M3, FRN, 6.586%, (1-month USD LIBOR + 4.10%), 8/25/24	247,143	268,211
[c] 2014-HQ3, M3, FRN, 7.236%, (1-month USD LIBOR + 4.75%), 10/25/24	197,567	219,195
[c] 2015-DN1, M3, FRN, 6.636%, (1-month USD LIBOR + 4.15%), 1/25/25	184,272	197,193
[c] 2015-DNA3, B, FRN, 11.836%, (1-month USD LIBOR + 9.35%), 4/25/28	248,852	321,454
[c] 2015-HQ1, M3, FRN, 6.286%, (1-month USD LIBOR + 3.80%), 3/25/25	491,390	518,071

franklintempleton.com	Semiannual Report	15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[c] 2015-HQ2, M3, FRN, 5.736%, (1-month USD LIBOR + 3.25%), 5/25/25	$250,000	$271,106
[c] 2015-HQA1, B, FRN, 11.286%, (1-month USD LIBOR + 8.80%), 3/25/28	248,600	298,768
[c] 2016-DNA2, M3, FRN, 7.136%, (1-month USD LIBOR + 4.65%), 10/25/28	250,000	279,284
[c] 2016-HQA2, M2, FRN, 4.736%, (1-month USD LIBOR + 2.25%), 11/25/28	161,926	164,326
[c] 2017-DNA3, M2, FRN, 4.986%, (1-month USD LIBOR + 2.50%), 3/25/30	250,000	256,313
[f] 2017-HQA1, M2, FRN, 6.036%, 8/25/29	250,000	269,161
[a,f] Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	183,618	186,249
[c] FNMA, 2007-1, NF, FRN, 2.736%, (1-month USD LIBOR + 0.25%), 2/25/37	85,477	85,489
FNMA Connecticut Avenue Securities,
[c] 2013-C01, M2, FRN, 7.736%, (1-month USD LIBOR + 5.25%), 10/25/23	192,507	217,580
[c] 2014-C01, M1, FRN, 4.086%, (1-month USD LIBOR + 1.60%), 1/25/24	56,803	56,913
[c] 2014-C01, M2, FRN, 6.886%, (1-month USD LIBOR + 4.40%), 1/25/24	250,000	280,061
[c] 2014-C02, 2M2, FRN, 5.086%, (1-month USD LIBOR + 2.60%), 5/25/24	318,388	330,724
[c] 2014-C03, 1M2, FRN, 5.486%, (1-month USD LIBOR + 3.00%), 7/25/24	212,999	226,299
[c] 2014-C04, 1M1, FRN, 7.386%, (1-month USD LIBOR + 4.90%), 11/25/24	247,558	278,086
[c] 2015-C01, 1M2, FRN, 6.786%, (1-month USD LIBOR + 4.30%), 2/25/25	176,074	192,114
[c] 2015-C01, 2M2, FRN, 7.036%, (1-month USD LIBOR + 4.55%), 2/25/25	155,614	166,633
[c] 2016-C03, 1M1, FRN, 4.486%, (1-month USD LIBOR + 2.00%), 10/25/28	213,615	215,289
[c] 2016-C06, 1M1, FRN, 3.786%, (1-month USD LIBOR + 1.30%), 4/25/29	174,808	175,575
[c] 2017-C01, 1B1, FRN, 8.236%, (1-month USD LIBOR + 5.75%), 7/25/29	280,000	328,452
[c] 2017-C01, 1M1, FRN, 3.786%, (1-month USD LIBOR + 1.30%), 7/25/29	367,274	368,813
[f] 2017-C02, 2M1, FRN, 3.636%, 9/25/29	383,126	384,328
[f] 2017-C07, 1M1, FRN, 3.136%, 5/25/30	404,755	404,480
[c] 2018-C02, 2M1, FRN, 3.136%, (1-month USD LIBOR + 0.65%), 8/25/30	48,434	48,424
[a,f] FREMF Mortgage Trust,
2011-K11, B, 144A, FRN, 4.417%, 12/25/48	170,000	173,629
2018-K72, B, 144A, FRN, 3.992%, 12/25/50	210,000	212,548
[f] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.439%, 12/10/49	97,540	91,196
[f] Green Tree Financial Corp., 1998-4, A7, FRN, 6.87%, 4/01/30	46,641	48,982
[f,g] GS Mortgage Securities Trust, 2017-GS5, XA, IO, FRN, 0.819%, 3/10/50	3,232,431	176,673
[c] GSAA Home Equity Trust, 2005-6, A3, FRN, 2.856%, (1-month USD LIBOR + 0.37%), 6/25/35	28,093	28,115
[c] GSAMP Trust, 2005-HE3, M2, FRN, 3.491%, (1-month USD LIBOR + 1.005%), 6/25/35	33,397	33,481
[c] Home Equity Mortgage Trust, 2004-4, M3, FRN, 3.461%, (1-month USD LIBOR + 0.975%), 12/25/34	120,820	121,088
[a,f] Invitation Homes Trust, 2018-SFR4, A, 144A, FRN, 3.582%, 1/17/38	193,610	195,090
[a,f] JP Morgan Mortgage Trust, 2013-3, A3, 144A, FRN, 3.406%, 7/25/43	206,658	207,498
[f] JPMBB Commercial Mortgage Securities Trust, 2014-C24, AS, FRN, 3.914%, 11/15/47	250,000	257,691
[c] Lehman XS Trust, 2005-1, 2A2, FRN, 3.989%, (1-month USD LIBOR + 1.50%), 7/25/35	36,078	35,987
[c] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 5.736%, (1-month USD LIBOR + 3.25%), 3/25/32	4,587	4,610
[c] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 3.226%, (1-month USD LIBOR + 0.74%), 3/25/28	119,849	118,428
[a,f] Mill City Mortgage Loan Trust,
2016-1, A, 144A, FRN, 2.50%, 4/25/57	97,965	97,337
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	145,633	146,026
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	190,000	192,322
[c] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 3.221%, (1-month USD LIBOR + 0.735%), 1/25/35	36,859	36,892
[a] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	250,000	253,108
[a,c] OBX Trust, 2018-1, A2, 144A, FRN, 3.136%, (1-month USD LIBOR + 0.65%), 6/25/57	133,610	132,969
[a] One Market Plaza Trust, 2017-1MKT, B, 144A, 3.845%, 2/10/32	350,000	355,431

16	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
[a] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	$100,000	$101,721
[a,c] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.886%, (1-month USD LIBOR + 1.40%), 3/25/28	150,000	149,766
[f] Residential Asset Securities Corp., 2004-KS8, AI6, FRN, 4.79%, 9/25/34	3,467	3,508
[a,f] Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	370,830	371,871
[a] Towd Point Mortgage Trust, [f] 2015-1, 144A, FRN, 2.75%, 11/25/60	269,931	268,161
[f] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	110,135	109,704
[f] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	189,083	186,656
[f] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	200,821	197,625
[f] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	369,613	364,456
[f] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	292,136	289,686
[f] 2017-1, A2, 144A, FRN, 3.50%, 10/25/56	165,000	164,604
[f] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	77,310	76,620
[f] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	306,587	302,640
[c] 2017-5, A1, 144A, FRN, 3.086%, (1-month USD LIBOR + 0.60%), 2/25/57	94,521	93,978
[f] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	81,399	80,768
[f] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	176,579	176,575
[f] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	93,381	93,297
[f] 2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	150,402	152,641
[f] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	289,026	294,479
[c] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 2.756%, (1-month USD LIBOR + 0.27%), 12/25/45	180,595	179,746
2005-AR8, 1A1A, FRN, 3.066%, (1-month USD LIBOR + 0.58%), 7/25/45	95,126	94,736
[a,f] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	125,300	125,954
Wells Fargo Mortgage Backed Securities Trust,
[f] 2004-W, A9, FRN, 4.845%, 11/25/34	61,591	63,441
[f] 2005-AR10, 2A3, FRN, 4.796%, 6/25/35	60,781	61,635
[f] 2005-AR9, 2A2, FRN, 4.672%, 10/25/33	109,377	109,814
2007-3, 3A1, 5.50%, 4/25/22	8,493	8,637

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $17,328,169)		17,618,239

Mortgage-Backed Securities 74.6%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 27.6%
FHLMC Gold 30 Year, 3.50%, 10/01/47	1,485,704	1,510,552
FHLMC Gold 30 Year, 3.50%, 12/01/47	4,326,114	4,400,163
FHLMC Gold 30 Year, 4.00%, 4/01/48	668,490	690,343
FHLMC Gold 30 Year, 4.00%, 5/01/48	6,205,869	6,411,734
FHLMC Gold 30 Year, 4.00%, 7/01/48	1,032,668	1,066,227
FHLMC Gold 30 Year, 4.50%, 4/01/40	471,578	499,634
FHLMC Gold 30 Year, 4.50%, 1/01/49	1,759,251	1,842,024
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 2/01/39	316,238	339,834
FHLMC Gold 30 Year, 5.50%, 9/01/33	38,201	41,993
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	92,415	101,428
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	52,685	58,371
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 8/01/32	74,427	77,024
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	91,530	95,481
FHLMC Gold 30 Year, 8.50%, 6/01/21	1,169	1,170
FHLMC Gold 30 Year, 9.00%, 9/01/30	18,092	18,287

franklintempleton.com	Semiannual Report	17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 9.50%, 3/01/21 - 12/01/22	$2,617	$2,625

		17,156,890

[h] Federal National Mortgage Association (FNMA) Adjustable Rate 1.7%
FNMA, 3.568% - 4.625%, (NMCR +/- MBS Margin), 7/01/19 - 7/01/38	528,717	542,770
FNMA, 4.63% - 5.25%, (NMCR +/- MBS Margin), 1/01/22 - 4/01/37	495,386	504,954

		1,047,724

Federal National Mortgage Association (FNMA) Fixed Rate 34.3%
FNMA 30 Year, 3.00%, 9/01/48	3,559,381	3,550,156
FNMA 30 Year, 3.00%, 11/01/48	4,386,027	4,373,279
FNMA 30 Year, 3.50%, 4/01/48	5,936,302	6,031,455
FNMA 30 Year, 3.50%, 7/01/56	1,048,674	1,061,642
[i] FNMA 30 Year, 4.50%, 4/01/49	3,000,000	3,126,255
FNMA 30 Year, 5.00%, 4/01/34	88,028	93,586
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/33	573,586	619,564
FNMA 30 Year, 5.50%, 11/01/34 - 11/01/35	460,030	506,594
FNMA 30 Year, 6.00%, 12/01/23 - 10/01/34	304,137	338,194
FNMA 30 Year, 6.00%, 10/01/34 - 5/01/35	481,764	531,265
FNMA 30 Year, 6.00%, 7/01/35 - 8/01/35	218,828	238,183
FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32	515,914	571,498
FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32	22,594	26,268
FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31	23,055	25,957
FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28	138,655	147,224
FNMA 30 Year, 9.00%, 8/01/24 - 4/01/25	1,192	1,288
FNMA 30 Year, 9.50%, 11/01/21 - 4/01/30	30,882	31,844
FNMA 30 Year, 10.00%, 6/01/19 - 4/01/21	2,805	2,822

		21,277,074

Government National Mortgage Association (GNMA) Fixed Rate 11.0%
GNMA I SF 30 Year, 4.50%, 9/20/48	4,006,442	4,164,443
GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32	89,912	98,782
GNMA I SF 30 Year, 7.00%, 6/15/23 - 2/15/32	24,375	25,458
GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29	26,619	27,754
GNMA I SF 30 Year, 8.00%, 1/15/22 - 9/15/27	25,553	27,062
GNMA I SF 30 Year, 8.25%, 3/15/21 - 5/15/21	9,372	9,389
GNMA I SF 30 Year, 8.50%, 10/15/21 - 7/15/24	23,683	23,829
[i] GNMA II SF 30 Year, 5.00%, 3/01/49	2,100,000	2,194,131
GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33	135,854	153,624
GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32	83,590	94,491
GNMA II SF 30 Year, 8.00%, 8/20/26	81	92
GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25	654	678
GNMA II SF 30 Year, 10.50%, 6/20/20	4	4

		6,819,737

Total Mortgage-Backed Securities (Cost $45,753,278)		46,301,425

Total Investments before Short Term Investments (Cost $63,659,466)		64,480,419

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Shares	Value

Short Term Investments (Cost $2,732,262) 4.4%

Money Market Funds 4.4%
[j],k Institutional Fiduciary Trust Money Market Portfolio, 2.10%	2,732,262	$2,732,262

Total Investments (Cost $66,391,728) 108.3%		67,212,681
Other Assets, less Liabilities (8.3)%		(5,172,020)

Net Assets 100.0%		$62,040,661

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At March 31, 2019, the aggregate value of these securities was $7,316,827, representing 11.8% of net assets.

bThe coupon rate shown represents the rate at period end.

cThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

dFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

eSee Note 7 regarding defaulted securities.

fAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

gInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

hAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

iSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

At March 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Short	1	$ 168,000	6/19/19	$ (6,126)
U.S. Treasury 2 Yr. Note	Short	6	1,278,563	6/28/19	(4,367)
U.S. Treasury 5 Yr. Note	Long	11	1,274,109	6/28/19	11,932
U.S. Treasury 30 Yr. Bond	Long	14	2,095,188	6/19/19	52,860
Ultra 10 Yr. U.S. Treasury Note	Long	24	3,186,750	6/19/19	61,467

Total Futures Contracts					$115,766

*As of period end.

See Abbreviations on page 32.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Statements

Statement of Assets and Liabilities

March 31, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$63,659,466
Cost - Non-controlled affiliates (Note 3f)	2,732,262

Value - Unaffiliated issuers	$64,480,419
Value - Non-controlled affiliates (Note 3f)	2,732,262
Receivables:
Investment securities sold	3,586
Capital shares sold	11,743
Interest	175,857
Deposits with brokers for:
Futures contracts	73,703
Other assets	59

Total assets	67,477,629

Liabilities:
Payables:
Investment securities purchased	5,305,717
Capital shares redeemed	50,460
Management fees	3,997
Distribution fees	10,864
Transfer agent fees	7,030
Distributions to shareholders	8,534
Variation margin on futures contracts	12,445
Accrued expenses and other liabilities	37,921

Total liabilities	5,436,968

Net assets, at value	$62,040,661

Net assets consist of:
Paid-in capital	$73,891,044
Total distributable earnings (loss)	(11,850,383)

Net assets, at value	$62,040,661

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

March 31, 2019 (unaudited)

Class A:
Net assets, at value	$17,181,217

Shares outstanding	1,884,760

Net asset value per share[a]	$9.12

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.48

Class A1:
Net assets, at value	$30,827,203

Shares outstanding	3,379,747

Net asset value per share[a]	$9.12

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.48

Class C:
Net assets, at value	$ 3,870,894

Shares outstanding	424,597

Net asset value and maximum offering price per share[a]	$9.12

Class R6:
Net assets, at value	$ 440,373

Shares outstanding	48,377

Net asset value and maximum offering price per share	$9.10

Advisor Class:
Net assets, at value	$ 9,720,974

Shares outstanding	1,067,330

Net asset value and maximum offering price per share	$9.11

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2019 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$ 16,470
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(27,903)
Paid in cash	1,232,271

Total investment income	1,220,838

Expenses:
Management fees (Note 3a)	118,154
Distribution fees: (Note 3c)
Class A	20,351
Class C	12,730
Transfer agent fees: (Note 3e)
Class A	14,492
Class A1	27,616
Class C	3,512
Class R6	417
Advisor Class	6,565
Custodian fees (Note 4)	215
Reports to shareholders	10,619
Registration and filing fees	47,103
Professional fees	57,662
Trustees’ fees and expenses	663
Pricing fees	25,482
Other	1,978

Total expenses	347,559
Expense reductions (Note 4)	(133)
Expenses waived/paid by affiliates (Note 3f and 3g)	(93,015)

Net expenses	254,411

Net investment income	966,427

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(292,407)
Foreign currency transactions	10
Futures contracts	67,579

Net realized gain (loss)	(224,818)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,328,166
Futures contracts	195,094

Net change in unrealized appreciation (depreciation)	1,523,260

Net realized and unrealized gain (loss)	1,298,442

Net increase (decrease) in net assets resulting from operations	$2,264,869

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 966,427	$ 1,922,043
Net realized gain (loss)	(224,818)	(1,332,463)
Net change in unrealized appreciation (depreciation)	1,523,260	(1,374,965)

Net increase (decrease) in net assets resulting from operations	2,264,869	(785,385)

Distributions to shareholders:
Class A	(284,051)	(602,559)
Class A1	(581,189)	(1,294,005)
Class C	(61,022)	(154,034)
Class R6	(8,511)	(14,606)
Advisor Class	(137,084)	(234,563)

Total distributions to shareholders	(1,071,857)	(2,299,767)

Capital share transactions: (Note 2)
Class A	543,548	(3,988,857)
Class A1	(2,584,101)	(6,372,489)
Class C	(714,765)	(1,549,778)
Class R6	(1,051)	445,374
Advisor Class	2,978,819	(755,598)

Total capital share transactions	222,450	(12,221,348)

Net increase (decrease) in net assets	1,415,462	(15,306,500)
Net assets:
Beginning of period	60,625,199	75,931,699

End of period	$62,040,661	$ 60,625,199

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Strategic Mortgage Portfolio (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 8 regarding other derivative information.

e.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

franklintempleton.com	Semiannual Report	25

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting

Policies (continued)

f.   Income and Deferred Taxes (continued)

sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	March 31, 2019		September 30, 2018

	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	305,197	$2,735,663	618,223	$5,675,089
Shares issued in reinvestment of distributions	29,363	263,714	60,586	552,130
Shares redeemed	(274,762)	(2,455,829)	(1,117,552)	(10,216,076)

Net increase (decrease)	59,798	$543,548	(438,743)	$(3,988,857)

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended		Year Ended
	March 31, 2019		September 30, 2018
	Shares	Amount	Shares	Amount

Class A1 Shares:
Shares sold	35,645	$320,076	168,419	$1,536,070
Shares issued in reinvestment of distributions	60,865	546,691	133,959	1,220,695
Shares redeemed	(386,466)	(3,450,868)	(1,002,795)	(9,129,254)

Net increase (decrease)	(289,956)	$(2,584,101)	(700,417)	$(6,372,489)

Class C Shares:
Shares sold	34,219	$306,619	55,909	$508,693
Shares issued in reinvestment of distributions	6,404	57,500	15,537	141,601
Shares redeemed	(121,229)	(1,078,884)	(241,517)	(2,200,072)

Net increase (decrease)	(80,606)	$(714,765)	(170,071)	$(1,549,778)

Class R6 Shares:
Shares sold	3,913	$34,777	64,115	$592,593
Shares issued in reinvestment of distributions	864	7,749	1,601	14,527
Shares redeemed	(4,864)	(43,577)	(17,785)	(161,746)

Net increase (decrease)	(87)	$(1,051)	47,931	$445,374

Advisor Class Shares:
Shares sold	431,257	$3,878,062	217,283	$1,982,625
Shares issued in reinvestment of distributions	15,219	136,694	20,198	183,021
Shares redeemed	(115,696)	(1,035,937)	(318,593)	(2,921,244)

Net increase (decrease)	330,780	$2,978,819	(81,112)	$(755,598)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	First $250 million
0.380%	Over $250 million, up to and including $500 million
0.360%	In excess of $500 million

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

franklintempleton.com	Semiannual Report	27

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c.   Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$517
CDSC retained	$41

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds’ Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2019, the Fund paid transfer agent fees of $52,602, of which $30,065 was retained by Investor Services.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	3,027,312	9,269,191	(9,564,241)	2,732,262	$2,732,262	$16,470	$ —	$ —

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C and Advisor Class of the Fund do not exceed 0.75%, and for Class R6 do not exceed 0.61% based on the average net assets of each class until January 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to February 1, 2019, expenses for Class R6 were limited to 0.64% based on the average net assets of the class.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2018, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2019	$8,155,073
Capital loss carryforwards not subject to expiration:
Short term	2,750,972
Long term	1,666,192

Total capital loss carryforwards	$12,572,237

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.   Income Taxes (continued)

At March 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$66,331,430

Unrealized appreciation	$ 1,352,802
Unrealized depreciation	(355,709)

Net unrealized appreciation (depreciation)	$ 997,093

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of paydown losses.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2019, aggregated $84,523,045 and $87,012,980, respectively.

7.   Credit Risk and Defaulted Securities

At March 31, 2019, the Fund had 5.3% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2019, the value of this security represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8.   Other Derivative Information

At March 31, 2019, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$126,259	[a]	Variation margin on futures contracts	$10,493	[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended March 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$67,579	Futures contracts	$195,094

For the period ended March 31, 2019, the average month end notional amount of futures contracts represented $7,182,794.

See Note 1(d) regarding derivative financial instruments.

9.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2019, the Fund did not use the Global Credit Facility.

10.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.   Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Corporate Bonds	$—	$100,521	$—	$100,521
U.S. Government and Agency Securities	—	460,234	—	460,234
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	17,611,847	6,392	17,618,239
Mortgage-Backed Securities	—	46,301,425	—	46,301,425
Short Term Investments	2,732,262	—	—	2,732,262
Total Investments in Securities	$2,732,262	$64,474,027	$6,392	$67,212,681

Other Financial Instruments:
Futures Contracts	$126,259	$—	$—	$126,259

Liabilities:
Other Financial Instruments:
Futures Contracts	$10,493	$—	$—	$10,493

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio
USD	United States Dollar	FRN	Floating Rate Note
		IO	Interest Only
		LIBOR	London InterBank Offered Rate
		REIT	Real Estate Investment Trust
		SF	Single Family

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional US mortgage funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the

Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares and Investor A shares for the other funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other US mortgage funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Strategic Mortgage Portfolio

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	357 S 05/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle

 Chief Executive Officer – Finance and Administration

Date	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle

 Chief Executive Officer – Finance and Administration

Date	May 24, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date	May 24, 2019